MORGAN STANLEY AIRCRAFT FINANCE

                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                        15th of each month
Convention                          Modified Following Business Day
Current Payment Date                15-Jul-99
Current Calculation Date            9-Jul-99
Previous Payment Date               15-Jun-99
Previous Calculation Date           9-Jun-99
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

------------------------------------------------------------------------------------------------------------
                                           Prior             Deposits        Withdrawals       Balance on
                                          Balance                                           Calculation Date
                                          9-Jun-99                                              9-Jul-99

------------------------------------------------------------------------------------------------------------
Expense Account                          4,481,455.29      2,650,647.36     (2,631,000.32)     4,501,102.33
Collection Account                      12,630,432.17     11,845,796.29    (12,630,432.17)    11,845,796.29
Aircraft Purchase Account                           -                 -                 -                 -
Liquidity Reserve cash balance          25,000,000.00                 -                 -     25,000,000.00
------------------------------------------------------------------------------------------------------------
Total                                   42,111,887.45     14,496,443.65    (15,261,432.49)    41,346,898.61
------------------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

-----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                                  4,481,455.29
Transfer from Collection Account on previous Payment Date                                     2,656,045.08
Permitted Aircraft Accrual
Interim Transfer from Collection Account                                                         13,703.14
Interest Income                                                                                  21,296.86
Balance on current Calculation Date
 - Payments on previous payment date                                                           (570,686.73)
 - Interim payments                                                                          (2,041,212.73)
 - other                                                                                        (19,100.86)
-----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                           4,541,500.05
-----------------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

-----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                                 12,630,432.17
Collections during period
 - lease rentals                                                                              9,815,814.00
 - maintenance reserves                                                                       1,892,963.00
 - other leasing income                                                                             535.00
 - interest income                                                                              131,086.57
 - interim transfer from Expense A/C                                                             19,100.86
Transfers from Aircraft Purchase Account                                                                 -
Drawings under Credit or Liquidity Enhancement Facilities                                                -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                   -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                                   (2,656,045.08)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                                     (762,361.11)
Aggregate Note Payments on previous Payment Date                                             (9,212,025.98)
Interim Transfer to Expense Account                                                             (13,703.14)
-----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                          11,845,796.29
-----------------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                             15,000,000.00
Second Collection Account Reserve                                                            10,000,000.00
Morgan Stanley Facility                                                                      10,000,000.00
ILFC Facility
   - Letter of Credit                                                  10,000,000.00
   - Cash Security Deposits                                            20,267,351.00         30,267,351.00
                                                                                             --------------
Liquidity Reserve Amount                                                                     65,267,351.00
                                                                                             --------------
Minimum Liquidity Reserve Amount                                                             15,000,000.00

-----------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                15-Jul-99
Current Calculation Date            9-Jul-99
Previous Payment Date               15-Jun-99
Previous Calculation Date           9-Jun-99
--------------------------------------------------------------------------------

Balance in Collection Account                                                                11,845,796.29
Liquidity Reserve Amount                                                                     65,267,351.00
                                                                                         ------------------
Available Collections                                                                        77,113,147.29
                                                                                         ==================
3. Analysis of Collection Account Activity (Continued)
-----------------------------------------------------------------------------------------------------------
             Analysis of Current Payment Date Distributions
(i)          Required Expense Amount                                                            747,116.74
(ii)  a)     Class A Interest but excluding Step-up                                           2,851,941.98
      b)     Swap Payments other than subordinated swap payments                                876,875.00
(iii) a)     Repayment of Primary Eligible Credit Facilities                                           -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)               15,000,000.00
(iv)         Class A Minimum principal payment                                                         -
(v)          Class B Interest                                                                   435,155.43
(vi)         Class B Minimum principal payment                                                  318,331.22
(vii)        Class C Interest                                                                   575,000.00
(viii)       Class C Minimum principal payment                                                         -
(ix)         Class D Interest                                                                   797,500.00
(x)          Class D Minimum principal payment                                                         -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                 -
      b)     Second collection account top-up                                                50,267,351.00
(xii)        Class A Scheduled principal                                                               -
(xiii)       Class B Scheduled principal                                                               -
(xiv)        Class C Scheduled principal                                                               -
(xv)         Class D Scheduled principal                                                               -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                          -
(xviii)      Beneficial interest                                                                       -
(xix)        Class A Supplemental principal                                                   5,243,875.92
(xx)         Class B Supplemental principal                                                            -
(xxi)        Class D Redemption Price                                                                  -
(xxii)       Class C Redemption Price                                                                  -
(xxiii)      Class B Redemption Price                                                                  -
(xxiv)       Class A Redemption Price                                                                  -
(xxv)        Subordinated Swap payments                                                                -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                     77,113,147.29
             less collection Account Top Ups (iii) (b) and (xi) (b) above                    65,267,351.00
                                                                                         ------------------
                                                                                             11,845,796.29
                                                                                         ==================

-----------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                15-Jul-99
Current Calculation Date            9-Jul-99
Previous Payment Date               15-Jun-99
Previous Calculation Date           9-Jun-99
--------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
-----------------------------------------------------------------------------------------------------

                                                     Subclass            Subclass           Subclass
(a) Floating Rate Notes                                 A-1                 A-2                B-1

-----------------------------------------------------------------------------------------------------
Applicable LIBOR                                      4.98750%           4.98750%           4.98750%
Applicable Margin                                      0.2100%            0.3500%            0.6500%
Applicable Interest Rate                              5.19750%           5.33750%           5.63750%
Day Count                                              Act/360            Act/360            Act/360
Actual Number of Days                                       30                 30                 30
Interest Amount Payable                           1,732,500.00       1,119,441.98         435,155.43
Step-up Interest Amount Payable                              -            NA                 NA
-----------------------------------------------------------------------------------------------------
Total Interest Paid                               1,732,500.00       1,119,441.98         435,155.43
-----------------------------------------------------------------------------------------------------

Expected Final Payment Date                          15-Mar-00          15-Sep-05          15-Mar-13
Excess Amortisation Date                             15-Mar-00          15-Apr-98          15-Apr-98
-----------------------------------------------------------------------------------------------------
Original Balance                                400,000,000.00     340,000,000.00     100,000,000.00
Opening Outstanding Principal Balance           400,000,000.00     251,677,822.85      92,627,319.51
-----------------------------------------------------------------------------------------------------
Extended Pool Factors                                   100.00%             88.64%             98.60%
expected Pool Factors                                   100.00%             82.68%             94.77%
-----------------------------------------------------------------------------------------------------
Extension Amount                                             -                  -                  -
expected Pool Factor Amount                                  -                  -                  -
Surplus Amortisation                                         -       5,243,875.92         318,331.22
-----------------------------------------------------------------------------------------------------
Total Principal Distribution Amount                          -       5,243,875.92         318,331.22
-----------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-----------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance           400,000,000.00     246,433,946.93      92,308,988.29
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------

(b) Fixed Rate Notes                                    C-1                D-1

----------------------------------------------------------------------------------
Applicable Interest Rate                              6.90000%           8.70000%
Day count                                             30 / 360           30 / 360
Number of Days                                              30                 30
Interest Amount Payable                             575,000.00         797,500.00

----------------------------------------------------------------------------------
Total Interest Paid                                 575,000.00         797,500.00
----------------------------------------------------------------------------------
Expected Final Payment Date                          15-Mar-13          15-Mar-14
Excess Amortisation Date                             15-Mar-13          15-Mar-10
Opening Outstanding Principal Balance           100,000,000.00     110,000,000.00

----------------------------------------------------------------------------------
Extended Pool Factors                                  100.00%            100.00%
expected Pool Factors                                  100.00%            100.00%
----------------------------------------------------------------------------------
Extended Amount                                             -                 -
expected Pool Factor amount                                 -                 -
----------------------------------------------------------------------------------
Total Principal Distribution Amount                         -                 -
----------------------------------------------------------------------------------
Redemption Amount                                           -                 -
- amount allocable to principal                             -                 -
- amount allocable to premium                               -                 -
----------------------------------------------------------------------------------
Closing Outstanding Principal Balance          100,000,000.00     110,000,000.00
----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                15-Jul-99
Current Calculation Date             9-Jul-99
Previous Payment Date               15-Jun-99
Previous Calculation Date            9-Jun-99
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period    15-Jul-99
End of Interest Accrual Period      15-Jun-99
Reference Date                      11-Jul-99

--------------------------------------------------------------------------------

                                              A-1           A-2          B-1

--------------------------------------------------------------------------------
Applicable LIBOR                            5.18000%      5.18000%     5.18000%
Applicable Margin                            0.2100%       0.3500%      0.6500%
Applicable Interest Rate                    5.39000%       5.5300%      5.8300%
Actual Pool Factor                           100.00%        72.48%       92.31%

--------------------------------------------------------------------------------


---------------------------------------------------------------------

Fixed Rate Notes                              C-1           D-1

---------------------------------------------------------------------

Actual Pool Factor                           100.00%       100.00%

---------------------------------------------------------------------


--------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

--------------------------------------------------------------------------------

(a) Floating Rate Notes                       A-1           A-2          B-1

--------------------------------------------------------------------------------

Opening Outstanding Principal Balance      100,000.00     74,022.89    92,627.32
Total Principal Payments                            -      1,542.32       318.33
Closing Outstanding Principal Balance      100,000.00     72,480.57    92,308.99

Total Interest                                 433.13        329.25       435.16
Total Premium                                       -             -            -

--------------------------------------------------------------------------------

(b) Fixed Rate Notes                           C-1           D-1

-------------------------------------------------------------------

Opening Outstanding Principal Balance      100,000.00    100,000.00
Total Principal Payments                            -             -
Closing Outstanding Principal Balance      100,000.00    100,000.00

Total Interest                                 575.00        725.00
Total Premium                                       -             -

-------------------------------------------------------------------

--------------------------------------------------------------------------------



            Comparison of Actual to Date Cashflows versus Prospectus

                                                     ---------------------------------------------------------------------------
                                                                                            % of Prospectus Gross Lease Revenues

--------------------------------------------------------------------------------------------------------------------------------
Period ending       15-Jul-99                          Actual     Prospectus *  Variance        Actual    Prospectus * Variance
                                                       To Date      To Date
--------------------------------------------------------------------------------------------------------------------------------
Cash Collections

Gross Lease Rentals                                  163,952,642  179,299,938  (15,347,297)       91.4%      100.0%       -8.6%
Other leasing income                                   2,348,113                 2,348,113         1.3%        0.0%        1.3%
Repossession and other Stress Related Costs            2,430,480   (8,068,497)  10,498,977         1.4%       -4.5%        5.9%
                                                     -------------------------------------  ------------------------------------
Net Lease Rentals                                    168,731,235  171,231,441   (2,500,206)       94.1%       95.5%       -1.4%

Maintenance Receipts                                  23,372,853            0   23,372,853        13.0%        0.0%       13.0%
Maintenance Expenses                                 (10,090,585)           0  (10,090,585)       -5.6%        0.0%       -5.6%
                                                     -------------------------------------  ------------------------------------
Net Maintenance                                       13,282,268            0   13,282,268         7.4%        0.0%        7.4%

Interest Received                                      3,194,052    1,914,787    1,279,265         1.8%        1.1%        0.7%
                                                     -------------------------------------  ------------------------------------
Total Cash Collections                               185,207,555  173,146,228   12,061,328       103.3%       96.6%        6.7%


Cash Expenses
Cash Operating Expenses

 - Insurance, re-leasing and other costs              (2,084,805)  (6,275,498)   4,190,693        -1.2%       -3.5%        2.3%
 -(increase) / decrease in Accrued Expenses           (4,749,931)               (4,749,931)       -2.6%        0.0%       -2.6%
                                                     -------------------------------------  ------------------------------------
subtotal                                              (6,834,736)  (6,275,498)    (559,239)       -3.8%       -3.5%       -0.3%

SG&A

 - Servicer Fees                                      (6,545,944)  (7,550,285)   1,004,341        -3.7%       -4.2%        0.6%
 - Other Servicer provider fees and Overhead          (3,519,875)  (4,469,926)     950,051        -2.0%       -2.5%        0.5%
                                                     -------------------------------------  ------------------------------------
subtotal                                             (10,065,819) (12,020,211)   1,954,392        -5.6%       -6.7%        1.1%
                                                     -------------------------------------  ------------------------------------
Total Cash Expenses                                  (16,900,555) (18,295,708)   1,395,154        -9.4%      -10.2%        0.8%

------------------------------------------------------------------------------------------  ------------------------------------
NET CASH COLLECTIONS                                 168,307,000  154,850,519   13,456,481        93.9%       86.4%        7.5%
------------------------------------------------------------------------------------------  ------------------------------------

Exceptional Items

 - THY Note Distribution                              27,143,085   27,143,085            0        15.1%       15.1%        0.0%
------------------------------------------------------------------------------------------  ------------------------------------
TOTAL NET CASH COLLECTIONS                           195,450,085  181,993,604   13,456,481       109.0%      101.5%        7.5%
------------------------------------------------------------------------------------------  ------------------------------------

Interest Payments (Net of Swap effects)               94,193,020   96,116,195   (1,923,175)       52.5%       53.6%       -1.1%
Principal Payments
A-1                                                            0            0            0         0.0%        0.0%        0.0%
A-2                                                   93,566,053   78,186,397   15,379,656        52.2%       43.6%        8.6%
B-1                                                    7,691,012    7,691,012           (0)        4.3%        4.3%        0.0%
C-1                                                            0            0            0         0.0%        0.0%        0.0%
D-1                                                            0            0            0         0.0%        0.0%        0.0%
                                                     -------------------------------------  ------------------------------------
subtotal                                             101,257,065   85,877,409   15,379,656        56.5%       47.9%        8.6%

------------------------------------------------------------------------------------------  ------------------------------------
Total Payments to Noteholders                        195,450,085  181,993,604   13,456,480       109.0%      101.5%        7.5%
------------------------------------------------------------------------------------------  ------------------------------------

Benefical Interest Distributions                              (0)           0           (0)        0.0%        0.0%        0.0%
------------------------------------------------------------------------------------------  ------------------------------------

* Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.



---------------------------------------------------------------------------------------------------
                                                                       Coverage Ratios

                                              Closing           Prospectus*           Actual

---------------------------------------------------------------------------------------------------
a Net Cash Collections                                          181,993,604       197,050,085

b Swaps                                                           7,528,538         9,578,607
c Class A Scheduled                                                       -
d Class A Interest                                               57,628,100        53,941,840
e Class A Minimum                                                22,188,410        15,221,945
f Class B Interest                                                8,450,557         8,023,573
g Class B Minimum                                                 7,691,012         7,691,012
h Class C Interest                                                9,430,000         9,496,667
I Class C Minimum                                                         -                 -
j Class D Interest                                               13,079,000        13,152,333
k Class D Minimum                                                         -                 -
l Class A Scheduled                                                       -                 -
m Class B Scheduled                                                       -                 -
n Class C Scheduled                                                       -                 -
o Class D Scheduled                                                       -                 -
p Permitted Aircraft Modifications                                        -         1,600,000
q Class A Supplemental                                           55,997,987        78,344,108
                                                              --------------     -------------
  Total                                                         181,993,604       197,050,085
                                                              --------------     -------------
  Interest Coverage Ratio

  Class A                                                              3.16              3.65
  Class B                                                              2.06              2.55
  Class C                                                              1.73              2.09
  Class D                                                              1.54              1.83

  Debt Coverage Ratio

  Class A                                                              1.54              1.83
  Class B                                                              1.54              1.83
  Class C                                                              1.54              1.83
  Class D                                                              1.54              1.83

  Loan-to-Value Ratios

  Assumed Portfolio Value                1,115,510,000        1,030,234,244
  Adjusted Portfolio Value                                                         997,274,912
  Liquidity Reserve Amount
  Of which - Cash                           25,000,000           25,000,000         29,749,931
           - Letters of Credit held         40,000,000           40,267,351         40,267,351
                                         --------------       --------------     --------------
  Subtotal                                  65,000,000           65,267,351         70,017,282
  Less Lessee Security Deposits            (20,000,000)         (20,267,351)       (20,267,351)
  Less Accrued Expenses                                                             (4,749,931)
                                         --------------       --------------     --------------
  Subtotal                                  45,000,000           45,000,000         45,000,000
  Total Asset Value                      1,160,510,000        1,075,234,244      1,042,274,912

  Note Balance as at 15-Jul-99

  Class A                                  740,000,000  63.8%   661,813,603  61.6% 646,433,947 62.0%
  Class B                                  100,000,000  72.4%    92,308,988  70.1%  92,308,988 70.9%
  Class C                                  100,000,000  81.0%   100,000,000  79.4% 100,000,000 80.5%
  Class D                                  110,000,000  90.5%   110,000,000  89.7% 110,000,000 91.0%
                                         --------------       --------------     --------------
  Total                                  1,050,000,000          964,122,591        948,742,935
                                         --------------       --------------     --------------
                                                                                              103.3%

*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.

1. Interest Coverage Ratio is equal to Net Cash Collections expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity
Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio
Value is used to calculate the principal repayment amounts to Noteholders
